Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Midwest Holding Inc. and subsidiaries (the “Company”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2013	/s/ MARK A. OLIVER
Mark A. Oliver
Chief Executive Officer
Principal Executive Officer & Principal Financial Officer

Date: April 1, 2013	/s/ MICHAEL T. MASON
Michael T. Mason
Vice President and Controller
Principal Accounting Officer